Exhibit 99.1
LETTER OF TRANSMITTAL
To Tender for Exchange
7.125% Senior Notes due 2013
of
PHI, Inc.
Pursuant to the Prospectus Dated                             , 2006
THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [                        ], 2006 UNLESS EXTENDED BY PHI, INC. IN ITS SOLE DISCRETION (THE “EXPIRATION DATE”). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
The Exchange Agent for the Exchange Offer is:
THE BANK OF NEW YORK TRUST COMPANY, N.A.

By Mail: The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street — 7 East New York, NY 10286 Attention: Diane Amoroso	By Facsimile: (212) 298-1915 Attention: Diane Amoroso	By Hand: The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street — 7 East New York, NY 10286 Attention: Diane Amoroso
Confirm by Telephone:
(212) 815-6331
Attention: Diane Amoroso
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
      HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE REGISTERED NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.
      This Letter of Transmittal is to be used by holders (“Holders”) of 7.125% Senior Notes due 2013 (the “Unregistered Notes”) of PHI, Inc. (the “Issuer”) to receive registered 7.125% Senior Notes due 2013 (the “Registered Notes”) if: (i) certificates representing Unregistered Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the caption “The exchange offer — Procedures for Tendering Unregistered Notes — Book-entry delivery procedures” in the Prospectus dated                     , 2006 (the “Prospectus”); or (iii) tender of Unregistered Notes is to be made according to the guaranteed delivery procedures set forth under the caption “The exchange offer — Procedures for Tendering Unregistered Notes — Guaranteed delivery” in the Prospectus, and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program (“ATOP”). The undersigned hereby acknowledges receipt of the Prospectus. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus.

      Holders of Unregistered Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the exchange offer as set forth in the Prospectus and this Letter of Transmittal (together, the “Exchange Offer”) must transmit their acceptance to DTC which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.
Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
      If a Holder desires to tender Unregistered Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Unregistered Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Unregistered Notes according to the guaranteed delivery procedures set forth under the caption “The exchange offer — Procedures for Tendering Unregistered Notes — Guaranteed delivery” in the Prospectus. See Instruction 2.
      The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
TENDER OF UNREGISTERED NOTES

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of registered Holder(s):

Window Ticker Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

      List below the Unregistered Notes to which this Letter of Transmittal relates. The name(s) and address(es) of the registered Holder(s) should be printed, if not already printed below, exactly as they appear on the Unregistered Notes tendered hereby. The Unregistered Notes and the principal amount of Unregistered Notes that the undersigned wishes to tender would be indicated in the appropriate boxes. If the space provided is inadequate, list the certificate number(s) and principal amount(s) on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF UNREGISTERED NOTES

Total
		Aggregate		Principal
Name(s) and Address(es) of registered Holder(s)		Principal	Principal	Amount of
(Please fill in if blank)	Certificate	Amount	Amount	Unregistered
See Instruction 3.	Number(s)*	Represented**	Tendered**	Notes

* Need not be completed by Holders tendering by book-entry transfer.
** Unless otherwise specified, the entire aggregate principal amount represented by the Notes described above will be deemed to be tendered. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
      The undersigned hereby tenders to PHI, Inc. (the “Issuer”), upon the terms and subject to the conditions set forth in its Prospectus dated                     , 2006 (the “Prospectus”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which together constitute the “Exchange Offer”), the principal amount of Unregistered Notes indicated in the foregoing table entitled “Description of Unregistered Notes” under the column heading “Principal Amount Tendered.” The undersigned represents that it is duly authorized to tender all of the Unregistered Notes tendered hereby which it holds for the account of beneficial owners of such Unregistered Notes (“Beneficial Owner(s)”) and to make the representations and statements set forth herein on behalf of such Beneficial Owner(s).
      Subject to, and effective upon, the acceptance for purchase of the principal amount of Unregistered Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer, all right, title and interest in and to all of the Unregistered Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to such Unregistered Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Unregistered Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Unregistered Notes on the account books maintained by DTC to, or upon the order of, the Issuer, (ii) present such Unregistered Notes for transfer of ownership on the books of the Issuer, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.
      By accepting the Exchange Offer, the undersigned hereby represents and warrants that:

(1) the Registered Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s),

(2) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Unregistered Notes or the Registered Notes,

(3) except as indicated below, neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined in Rule 405 of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”), of the Issuer, and

(4) the undersigned and each Beneficial Owner acknowledge and agree that (x) any person participating in the Exchange Offer with the intention or for the purpose of distributing the Registered Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Registered Notes acquired by such person with a registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission (the “SEC”) and cannot rely on the interpretation of the Staff of the SEC set forth in the no-action letters that are noted in the section of the Prospectus entitled “The exchange offer — Registration rights” and (y) any broker-dealer that pursuant to the Exchange Offer receives Registered Notes for its own account in exchange for Unregistered Notes which it acquired for its own account as a result of market-making activities or other trading activities must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Notes.
      If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Unregistered Notes that were acquired as the result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes. By so acknowledging and by delivering a prospectus, a broker-dealer shall not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
      The undersigned understands that tenders of Unregistered Notes may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time prior to the Expiration Date in accordance with the Prospectus. In the event of a termination of the Exchange Offer, the Unregistered Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly (or, in the case of Unregistered Notes tendered by book-entry transfer, such Unregistered Notes will be credited to the account maintained at DTC from which such Unregistered Notes were delivered). If the Issuer makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waives a material condition of such Exchange Offer, the Issuer will disseminate additional Exchange Offer materials and extend such Exchange Offer, if and to the extent required by law.
      The undersigned understands that the tender of Unregistered Notes pursuant to any of the procedures set forth in the Prospectus and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offer. The Issuer’s acceptance for exchange of Unregistered Notes tendered pursuant to any of the procedures described in the Prospectus will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Unregistered Notes (or defectively tendered Unregistered Notes with respect to which the Issuer has, or has caused to be, waived such defect) will be deemed to have been accepted by the Issuer if, as and when the Issuer gives oral or written notice thereof to the Exchange Agent.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby, and that when such tendered Unregistered Notes are accepted for purchase by the Issuer, the Issuer will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby.
      All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and any obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and such Beneficial Owner(s).
      The undersigned understands that the delivery and surrender of any Unregistered Notes is not effective, and the risk of loss of the Unregistered Notes does not pass to the Exchange Agent or the Issuer, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuer. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Unregistered Notes will be determined by the Issuer, in its discretion, which determination shall be final and binding.
      Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Unregistered Notes tendered by book-entry transfer, by credit to the account of DTC), and Registered Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be issued to the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange and Registered Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be delivered to the undersigned at the address shown below the undersigned’s signature(s). In the event that the “Special Issuance Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Unregistered Notes be delivered to, and Registered Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Unregistered Notes from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the principal amount of such Unregistered Notes so tendered.

☐	CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES IS AN AFFILIATE OF THE ISSUER.

☐	CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES DIRECTLY FROM THE ISSUER OR AN AFFILIATE OF THE ISSUER.

☐	CHECK HERE AND COMPLETE THE LINES BELOW IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES IN MARKET-MAKING OR OTHER TRADING ACTIVITIES. IF THIS BOX IS CHECKED, THE ISSUER WILL SEND 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO TO YOU OR SUCH BENEFICIAL OWNER AT THE ADDRESS SPECIFIED IN THE FOLLOWING LINES.
Name:

Address:

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)
      To be completed ONLY if Unregistered Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or Registered Notes are to be issued in the name of, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Unregistered Notes” within this Letter of Transmittal.
Issue:     ☐ Unregistered Notes     ☐  Registered Notes
(check as applicable)
Name

(Please Print)
Address

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Herein)
SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)
      To be completed ONLY if Unregistered Notes in a principal amount not tendered or not accepted for exchange or Registered Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of Unregistered Notes” within this Letter of Transmittal.
Issue:     ☐ Unregistered Notes     ☐  Registered Notes
(check as applicable)
Name

(Please Print)
Address

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Herein)

PLEASE SIGN HERE
(To be completed by all tendering Holders of Unregistered Notes regardless of whether Unregistered Notes are being physically delivered herewith)
      This Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Unregistered Notes or, if tendered by a participant in DTC exactly as such participant’s name appears on a security position listing as owner of Unregistered Notes, or by the person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of registered Holder(s) or Authorized Signatory
(See guarantee requirement below)

Dated:

Name(s):

(Please Print)
Capacity (Full Title):

Address:

(Including Zip Code)
Area Code and Telephone No.:

Tax Identification or Social Security Number:

COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
SIGNATURE GUARANTEE
(IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

(Authorized Signature)

(Name of Firm)
[place seal here]

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer
      1.     Signature Guarantees. Signatures of this Letter of Transmittal must be guaranteed by a recognized member of the Medallion Signature Guarantee Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Exchange Act (each of the foregoing, an “Eligible Institution”), unless the Unregistered Notes tendered hereby are tendered (i) by a registered Holder of Unregistered Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Unregistered Notes) that has not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. If the Unregistered Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Unregistered Notes not accepted for exchange or not tendered are to be returned to a person other than the registered Holder or if Registered Notes are to be issued in the name of or sent to a person other than the registered Holder, then the signatures on this Letter of Transmittal accompanying the tendered Unregistered Notes must be guaranteed by an Eligible Institution as described above. See Instruction 5.
      2.     Delivery of Letter of Transmittal and Unregistered Notes. This Letter of Transmittal is to be completed by Holders if (i) certificates representing Unregistered Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent’s account at DTC pursuant to the procedures set forth under the caption “The exchange offer — Procedures for tendering Unregistered notes — Book-entry delivery procedures” in the Prospectus; or (iii) tender of Unregistered Notes is to be made according to the guaranteed delivery procedures set forth under the caption “The exchange offer — Procedures for tendering Unregistered notes — Guaranteed delivery” in the Prospectus. All physically delivered Unregistered Notes, or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Unregistered Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereto on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
      If a Holder desires to tender Unregistered Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Unregistered Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, such Holder must tender such Unregistered Notes pursuant to the guaranteed delivery procedures set forth under the caption “The exchange offer — Procedures for tendering unregistered notes — Guaranteed delivery” in the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer, or an Agent’s Message with respect to guaranteed delivery that is accepted by the Issuer, must be received by the Exchange Agent, either by hand delivery, mail, telegram, or facsimile transmission, on or prior to the Expiration Date; and (iii) the certificates for all tendered Unregistered Notes, in proper form for transfer (or confirmation of a book-entry transfer or all Unregistered Notes delivered electronically into the Exchange Agent’s account at DTC pursuant to the procedures for such transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or in the case of a book-entry transfer, a properly transmitted Agent’s Message, must be received by the Exchange Agent within two business days after the date of the execution of the Notice of Guaranteed Delivery.
      The method of delivery of this letter of transmittal, the Unregistered Notes and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through

ATOP, is at the election and risk of the tendering Holder and, except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such date.
      No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Unregistered Notes for exchange.
      3.     Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Unregistered Notes should be listed on separate signed schedule attached hereto.
      4.     Partial Tenders. (Not applicable to Holders who tender by book-entry transfer). If Holders wish to tender less than the entire principal amount evidenced by a Unregistered Note submitted, such Holders must fill in the principal amount that is to be tendered in the column entitled “Principal Amount Tendered.” The minimum permitted tender is $1,000 in principal amount of Unregistered Notes. All other tenders must be in integral multiples of $1,000 in principal amount. In the case of a partial tender of Unregistered Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Unregistered Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire principal amount that is represented by Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.
      5.     Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Unregistered Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Unregistered Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Unregistered Notes.
      If any of the Unregistered Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Unregistered Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
      If this Letter of Transmittal or any Unregistered Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Issuer of such person’s authority to so act must be submitted.
      When this Letter of Transmittal is signed by the registered Holder(s) of the Unregistered Notes listed herein and transmitted hereby, no endorsements of Unregistered Notes or separate instruments of transfer are required unless Registered Notes are to be issued, or Unregistered Notes not tendered or exchanged are to be issued, to a person other than the registered Holder(s), in which case signatures on such Unregistered Notes or instruments of transfer must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed other than by the registered Holder(s) of the Unregistered Notes listed herein, the Unregistered Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered Holder(s) appear on the Unregistered Notes and signatures on such Unregistered Notes or instruments of transfer are required and must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

      6.     Special Issuance and Delivery Instructions. If certificates for Registered Notes or unexchanged or untendered Unregistered Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Registered Notes or such Unregistered Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown herein, the appropriate boxes on this Letter of Transmittal should be completed. All Unregistered Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated herein as the account for which such Unregistered Notes were delivered.
      7.     Transfer Taxes. Except as set forth in this Instruction 7, the Issuer will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Unregistered Notes to it, or to its order, pursuant to the Exchange Offer. If Registered Notes, or Unregistered Notes not tendered or exchanged are to be registered in the name of any persons other than the registered owners, or if tendered Unregistered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person must be paid to the Issuer or the Exchange Agent (unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted) before the Registered Notes will be issued.
      8.     Waiver of Conditions. The conditions of the Exchange Offer may be amended or waived by the Issuer, in whole or in part, at any time and from time to time in the Issuer’s discretion, in the case of any Unregistered Notes tendered.
      9.     Substitute Form W-9. Each tendering owner of a Note (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), generally the owner’s social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided hereafter under “Important Tax Information,” and to certify that the owner (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering owner (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax withholding. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering owner (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days of the date on the Substitute Form W-9, the Exchange Agent will withhold 31% until a TIN is provided to the Exchange Agent.
      10.     Broker-dealers Participating in the Exchange Offer. If no broker-dealer checks the last box on page 7 of this Letter of Transmittal, the Issuer has no obligation under the Registration Rights Agreement to allow the use of the Prospectus for resales of the Registered Notes by broker-dealers or to maintain the effectiveness of the Registration Statement of which the Prospectus is a part after the consummation of the Exchange Offer.
      11.     Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the telephone numbers and location listed above. A Holder or owner may also contact such Holder’s or owner’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.
      IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with certificates representing the Unregistered Notes and all other required documents or the notice of Guaranteed Delivery, must be received by the Exchange Agent on or prior to the Expiration Date.
IMPORTANT TAX INFORMATION
      Under federal income tax law, an owner of Unregistered Notes whose tendered Unregistered Notes are accepted for exchange is required to provide the Exchange Agent with such owner’s current TIN on Substitute Form W-9 below. If such owner is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the owner or other recipient of Registered Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any interest on Registered Notes paid to such owner or other recipient may be subject to 31% backup withholding tax.
      Certain owners of Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that owner must submit to the Exchange Agent a properly completed Internal Revenue Service Forms W-8ECI, W-8BEN, W-8EXP or W-8IMY (collectively, a “Form W-8”), signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
      Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
Purpose of Substitute Form W-9
      To prevent backup withholding the owner is required to notify the Exchange Agent of the owner’s current TIN (or the TIN of any other payee) by completing the following form, certifying that the TIN provided on Substitute Form W-9 is correct (or that such owner is awaiting a TIN), and that (i) the owner is exempt from withholding, (ii) the owner has not been notified by the Internal Revenue Service that the owner is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the owner that the owner is no longer subject to backup withholding.
What Number to Give the Exchange Agent
      The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the owner of the Unregistered Notes. If the Unregistered Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9,” for additional guidance on which number to report.

SUBSTITUTE FORM W-9	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) or Employer Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No. (“TIN”)	PART 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

Signature Date

PART 3 — Awaiting TIN ☐

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31%. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the date in this form, 31% of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number.

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